UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8–K
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CURRENT REPORT
Pursuant to Section 13 OR 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 18, 2021

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OCUGEN, INC.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-36751	04-3522315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

263 Great Valley Parkway
Malvern, Pennsylvania 19355
(484) 328-4701
(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐            Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐            Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OCGN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02      Results of Operations and Financial Condition
On March 18, 2021, Ocugen, Inc. (the "Company") issued a press release announcing its financial results for the year ended December 31, 2020. A copy of this press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The Company has scheduled a conference call and webcast for 8:30 a.m. eastern time on March 18, 2021 to discuss these financial results and business updates.
The press release furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K contains a preliminary estimate of the Company's cash, cash equivalents, and restricted cash as of February 28, 2021. The preliminary estimate should not be viewed as a substitute for interim financial statements prepared in accordance with U.S. generally accepted accounting principles. The preliminary estimate is based on preliminary unaudited information and management estimates as of February 28, 2021, is not a comprehensive statement of the Company's financial results, and is subject to the completion of the Company's financial closing procedures. As a result, this preliminary estimate may differ from the actual results that will be reflected in the Company's financial statements when they are completed and publicly disclosed. Additional information and disclosures would be required for a more complete understanding of the Company's financial position as of February 28, 2021. The Company's independent registered public accounting firm has not conducted an audit or review of, and does not express an opinion or any other form of assurance with respect to, the preliminary estimate.
The information disclosed under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
The following exhibit is being furnished herewith:
(d) Exhibits

Exhibit No.	Document
99.1	Press Release of Ocugen, Inc. dated March 18, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2021

OCUGEN, INC.

By:	/s/ Shankar Musunuri
Name: Shankar Musunuri
Title: Chief Executive Officer and Chairman

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